UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VOLATO GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VOLATO GROUP, INC. 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET VOLATO GROUP, INC. 1954 AIRPORT ROAD SUITE 124 CHAMBLEE, GEORGIA 30341 V50999-P07184  You invested in VOLATO GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2024. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 20, 2024 8:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/SOAR2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends V51000-P07184 1. Election of Directors For Nominees: 01) Nicholas Cooper 02) Matthew Liotta 2. Approve the Employee Stock Purchase Plan. For 3. Ratify the appointment of Rose, Snyder & Jacobs LLP as an independent registered public accounting firm for fiscal year ending December 31, 2024. For NOTE: The proxies are authorized to vote on such other business as may properly come before meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V51000-P07184